                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1993, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 3rd day of February, 1994.


                                                     Lilyan H. Affinito
                                                     LILYAN H. AFFINITO

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1993, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 3rd day of February, 1994.


                                                     Joseph E. Antonini
                                                     JOSEPH E. ANTONINI

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1993, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 3rd day of February, 1994.


                                                     Joseph A. Califano, Jr.
                                                     JOSEPH A. CALIFANO, JR.

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1993, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 3rd day of February, 1994.


                                                    A. Jean de Grandpre
                                                    A. JEAN de GRANDPRE

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1993, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 3rd day of February, 1994.


                                                     Thomas G. Denomme
                                                     THOMAS G. DENOMME

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1993, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 3rd day of February, 1994.


                                                      Robert J. Eaton
                                                      ROBERT J. EATON

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1993, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 3rd day of February, 1994.


                                                       Earl G. Graves
                                                       EARL G. GRAVES

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1993, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 3rd day of February, 1994.


                                                         Kent Kresa
                                                         KENT KRESA

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1993, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 3rd day of February, 1994.


                                                     Robert J. Lanigan
                                                     ROBERT J. LANIGAN

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1993, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 3rd day of February, 1994.


                                                       Robert A. Lutz
                                                       ROBERT A. LUTZ

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1993, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 3rd day of February, 1994.


                                                      Peter A. Magowan
                                                      PETER A. MAGOWAN

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1993, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 3rd day of February, 1994.


                                                    William G. Milliken
                                                    WILLIAM G. MILLIKEN

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1993, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 3rd day of February, 1994.


                                                     Malcolm T. Stamper
                                                     MALCOLM T. STAMPER